UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2007
Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	201352180

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

530 Oak Court Drive, Suite 300
Memphis, Tennessee	38117

(Address of Principal Executive Offices)	(Zip Code)
901-259-2500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On behalf of Education Realty Trust, Inc. (the “Company”), Randall H. Brown, Executive Vice President and Chief Financial Officer, and Thomas Trubiana, Chief Investment Officer and Senior Vice President, will present an overview of the Company followed by a question and answer period at REITWeek™ 2007, NAREIT’s Investor Forum on Tuesday, June 5, 2007 from 11:00-11:35 A.M. Eastern Daylight time, at The Waldorf=Astoria in New York City. The presentation and question and answer sessions will be webcast live on the NAREIT website at www.nareit.org.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EDUCATION REALTY TRUST, INC.
Date: June 1, 2007	By:	/s/ Paul O. Bower
Paul O. Bower
Chief Executive Officer, President and Chairman of the Board of Directors